EXHIBIT 32
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            CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,
                AS ADOPTED PURSUANT TO SECTION 906 OF THE
                        SARBANES-OXLEY ACT OF 2002
            --------------------------------------------------


     The following statement is provided by the undersigned with respect to the Annual Report on Form 10-K for the year ended December 31, 2007, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed pursuant to any provision of the Securities Exchange Act of 1934 or any other securities law:

     Each of the undersigned certifies that the foregoing Annual Report on Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of KAANAPALI LAND, LLC.




    By:  /s/  Gary Nickele                By: /s/  Gailen J. Hull
         ---------------------------          ---------------------------
         Gary Nickele                         Gailen J. Hull
         Chief Executive Officer              Chief Financial Officer and
                                              Chief Accounting Officer